EXHIBIT 99.1


FOR IMMEDIATE RELEASE                           Contact: Claire M. Chadwick, CFO
                                                         973-669-7366, ext. 267

                    PENNFED FINANCIAL SERVICES, INC. REPORTS
                    ----------------------------------------
                             THIRD QUARTER EARNINGS
                             ----------------------

      WEST ORANGE, NJ, April 26, 2006 - PennFed Financial Services, Inc. (NASDQ:PFSB), the $2.2 billion holding company for New Jersey-based Penn Federal Savings Bank, reported earnings for its third fiscal quarter ended March 31, 2006 of 23 cents per diluted share compared to 28 cents per diluted share for the comparable prior year quarter.

      For the first nine months ended March 31, 2006, PennFed reported earnings of 79 cents per diluted share, compared to 82 cents per diluted share for the comparable nine-month period of fiscal 2005.

      Joseph L. LaMonica, PennFed's President and Chief Executive Officer commented, "We continue to experience net interest margin compression due to the flat yield curve and the extremely competitive New Jersey deposit market." Net interest margin contracted to 1.74% for the current quarter from 1.89% last quarter and 2.26% for the quarter a year ago as a result of the continuing rise in short term rates and the further flattening of the yield curve. While the challenging operating environment and flat yield curve will likely improve at some point in the future, the expectation is that the improvement will be slow and the current environment will remain for the near term.

      "Given this difficult operating environment, PennFed is even more focused on productivity and efficiency," LaMonica stated.

                                     -more-

PennFed 3Q-2006
Page 2

      Total assets at March 31, 2006 of $2.237 billion reflected growth of approximately 12% on an annualized basis from June 30, 2005. Loans receivable showed 14% growth annualized.

      Total loan production was $108 million for the March 2006 quarter. "Focus continues to be placed on loan production, with a particular emphasis on the origination of home equity loans in addition to one- to four-family mortgage loans and commercial real estate loans," said LaMonica. Reaching a record level, consumer loan originations totaled $36.8 million for the current quarter - a 55% increase from the prior year quarter.

      The Company continues to experience strong competition for deposits. Furthermore, a shift in the mix of deposits continues as savings account customers move "parked" funds to other higher yielding alternatives. Checking and money market balances have increased by over 27% since June 30, 2005. With the pricing on retail deposits driven increasingly higher by competition, wholesale borrowings have been and will continue to be periodically used as a lower costing alternative source of funds. Nevertheless, the rate paid on interest bearing liabilities increased 20 basis points over the linked quarter due to the continued rise in short term rates and very strong competitive deposit pricing.

      On February 27, 2006, the Company notified customers of its planned May 31, 2006 closing of its branch located at 493 Bloomfield Avenue in Montclair, New Jersey. The decision to close the branch was principally due to economies of scale. Deposits will be transferred to a branch located less than two miles from the branch to be closed.


                                     -more-

PennFed 3Q-2006
Page 3

      Asset quality has been and continues to be a priority for PennFed. Underwriting standards are strong and the relaxing of such standards for the sake of improving margin is not an option. The Company closely monitors non-performing assets and charge-offs continue to be minimal.

      The Company is recognized as an efficient and low cost provider of financial services. For the current quarter, the non-interest expense ratio of just 1.04% continued to be very strong and reflects an improvement from 1.24% for the three months ended March 31, 2005.

      PennFed continues to employ stock repurchases as a means of managing capital. During the March 2006 quarter, the Company repurchased 163,100 shares for a total cost of $3.0 million.

      PennFed stockholders of record as of May 12, 2006 will be paid a cash dividend of $0.07 per share on May 26, 2006. The Company's dividend policy will continue to be reviewed on a regular basis.

      Penn Federal Savings Bank maintains 25 New Jersey branch offices. The Bank's deposits are insured by the Federal Deposit Insurance Corporation.

      This release contains words or phrases, such as "will," "expect," "anticipate," "continue" and similar expressions, that are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to certain risks and uncertainties, including, among other things, changes in economic and competitive conditions in the Company's market area, changes in policies by regulatory agencies, fluctuations in interest rates and demand for loans in the Company's market area, the relationship of short-term interest rates to long-term interest rates, competition and terrorist acts that could cause actual results to differ materially from historical earnings and those presently anticipated or projected.

                                     -more-

PennFed 3Q-2006
Page 4

The Company wishes to caution readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. The Company wishes to advise readers that the factors listed above, as well as other factors, could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements.

                                       ###
                           NOTE: SEE FINANCIAL TABLES

                                           PennFed Financial Services, Inc.
                                    (Holding Company for Penn Federal Savings Bank)
                                      Selected Consolidated Financial Information
                                   (dollars in thousands, except per share amounts)

                                                           March 31,      December 31,      June 30,       March 31,
                                                             2006            2005             2005           2005
                                                          -----------     -----------     -----------     -----------
Selected Financial Condition Data:
     Cash and cash equivalents                            $    17,393     $    17,988     $    15,220     $    12,757
     Investments, net                                         445,332         425,405         410,509         424,491
     Mortgage-backed securities, net                           65,749          68,978          78,201          83,079
     Loans held for sale                                          520             242           4,826               0
     Loans receivable:
          One- to four-family mortgage loans                1,256,817       1,222,023       1,143,663       1,093,072
          Commercial and multi-family real estate loans       166,321         170,653         169,765         167,783
          Consumer loans                                      186,124         166,723         144,423         132,543
          Allowance for loan losses                            (5,898)         (5,913)         (6,050)         (6,054)
          Other, net                                            9,972           9,592           8,853           8,101
                                                          -----------     -----------     -----------     -----------
     Loans receivable, net                                  1,613,336       1,563,078       1,460,654       1,395,445

     FHLB stock                                                26,261          25,028          22,391          21,733
     Other assets                                              68,755          60,546          58,750          58,859
                                                          -----------     -----------     -----------     -----------
     Total assets                                         $ 2,237,346     $ 2,161,265     $ 2,050,551     $ 1,996,364
                                                          ===========     ===========     ===========     ===========

     Deposits:
          Checking and money market                       $   289,638     $   266,674     $   227,031     $   210,327
          Savings                                             318,834         335,367         385,360         419,112
          Certificates of deposit and accrued interest        763,687         784,334         727,100         655,028
                                                          -----------     -----------     -----------     -----------
     Total deposits                                         1,372,159       1,386,375       1,339,491       1,284,467

     FHLB advances                                            465,465         450,465         415,465         425,465
     Other borrowings                                         214,334         141,770         107,952         103,059
     Junior subordinated debentures                            42,115          42,104          42,082          42,070
     Other liabilities                                         19,688          16,379          21,507          17,074
     Stockholders' equity                                     123,585 (a)     124,172         124,054         124,229
                                                          -----------     -----------     -----------     -----------
     Total liabilities and stockholders' equity           $ 2,237,346     $ 2,161,265     $ 2,050,551     $ 1,996,364
                                                          ===========     ===========     ===========     ===========

     Book value per share                                 $      9.59     $      9.54     $      9.34     $      9.20

     Equity to assets                                            5.52%           5.75%           6.05%           6.22%

Asset Quality Data:
     Non-performing loans                                 $     2,611     $     2,718     $     2,619     $     1,611
     Real estate owned, net                                         0             502               0               0
                                                          -----------     -----------     -----------     -----------
     Total non-performing assets                          $     2,611     $     3,220     $     2,619     $     1,611
                                                          ===========     ===========     ===========     ===========

     Non-performing loans to total loans                         0.16%           0.17%           0.18%           0.11%
     Non-performing assets to total assets                       0.12%           0.15%           0.13%           0.08%
     Allowance for loan losses to non-performing loans         225.89%         217.55%         231.00%         375.79%
     Allowance for loan losses to total gross loans              0.36%           0.38%           0.41%           0.43%

Regulatory Capital Ratios (of the Bank):
     Tangible capital ratio (requirement - 1.50%)                7.57%           7.80%           8.28%           8.51%
     Core capital ratio (requirement - 4.00%)                    7.57%           7.80%           8.28%           8.51%
     Risk-based capital ratio (requirement - 8.00%)             14.39%          14.89%          15.84%          16.43%

(a) Common shares outstanding as of March 31, 2006 totaled 12,891,478 shares.

                                           PennFed Financial Services, Inc.
                                    (Holding Company for Penn Federal Savings Bank)
                                      Selected Consolidated Financial Information
                                   (dollars in thousands, except per share amounts)

                                                          For the three months ended       For the nine months ended
                                                                  March 31,                        March 31,
                                                        -----------------------------    -----------------------------
                                                            2006             2005            2006             2005
                                                        ------------     ------------    ------------     ------------
Selected Operating Data:
   Interest and dividend income                         $     28,973     $     26,167    $     85,006     $     77,971
   Interest expense                                           19,762           15,300          55,968           45,094
                                                        ------------     ------------    ------------     ------------
        Net interest and dividend income                       9,211           10,867          29,038           32,877
   Provision for loan losses                                       0                0               0                0
                                                        ------------     ------------    ------------     ------------
   Net interest and dividend income
        after provision for loan losses                        9,211           10,867          29,038           32,877
   Non-interest income:
        Service charges                                          778              703           4,952            2,296
        Net gain (loss) from real estate operations               (3)               0              (4)             157
        Net gain on sales of loans                                 0              172             143              266
        Income on BOLI                                           239              217             674              466
        Other                                                    201              152             535              514
                                                        ------------     ------------    ------------     ------------
        Total non-interest income                              1,215            1,244           6,300            3,699
   Non-interest expenses:
        Compensation & employee benefits                       3,134            3,135           9,460            9,407
        Net occupancy expense                                    664              643           1,843            1,741
        Equipment                                                530              516           2,039            1,594
        Advertising                                              168              155             467              549
        Amortization of intangible assets                          0              454               0            1,361
        Federal deposit insurance premium                         45               44             132              128
        Extinguishment of debt                                     0                0           1,351                0
        Other                                                  1,119            1,196           3,509            3,663
                                                        ------------     ------------    ------------     ------------
        Total non-interest expenses                            5,660            6,143          18,801           18,443
                                                        ------------     ------------    ------------     ------------
   Income before income taxes                                  4,766            5,968          16,537           18,133
   Income tax expense                                          1,717            2,114           5,902            6,511
                                                        ------------     ------------    ------------     ------------
   Net income                                           $      3,049     $      3,854    $     10,635     $     11,622
                                                        ============     ============    ============     ============

   Weighted avg. no. of diluted common shares             13,349,234       13,959,738      13,520,805       14,099,360
   Diluted earnings per common share                    $       0.23     $       0.28    $       0.79     $       0.82

   Return on average common equity                              9.87%           12.44%          11.37%           12.68%

   Return on average assets                                     0.56%            0.78%           0.66%            0.79%

   Average total assets                                 $  2,184,365     $  1,985,274    $  2,136,358     $  1,965,031

   Average earning assets                               $  2,111,183     $  1,913,274    $  2,065,194     $  1,898,462

   Yield on average interest-earning assets                     5.51%            5.48%           5.48%            5.47%
   Cost of average interest-bearing liabilities                 3.90%            3.34%           3.72%            3.27%
                                                        ------------     ------------    ------------     ------------
   Net interest rate spread                                     1.61%            2.14%           1.76%            2.20%
                                                        ============     ============    ============     ============

   Net interest margin                                          1.74%            2.26%           1.89%            2.32%

   Non-interest exp. as a % of avg. assets                      1.04%            1.24%           1.17%            1.25%
   Efficiency ratio                                            54.27%           46.97%          53.20%           46.90%

   Loan originations and purchases:
        One- to four-family mortgage loans              $     64,637     $     63,610    $    255,927     $    242,753
        Commercial and multi-family real estate loans          7,005            8,110          29,707           30,142
        Consumer loans                                        36,791           23,681          95,257           61,507
                                                        ------------     ------------    ------------     ------------
        Total loan originations and purchases           $    108,433     $     95,401    $    380,891     $    334,402
                                                        ============     ============    ============     ============

                                      PennFed Financial Services, Inc.
                               (Holding Company for Penn Federal Savings Bank)
                                 Selected Consolidated Financial Information
                              (dollars in thousands, except per share amounts)


                                     CALCULATION OF ADJUSTED NET INCOME
                                     ----------------------------------

                                               For the three months ended       For the nine months ended
                                                        March 31,                      March 31,
                                              ----------------------------    -----------------------------
                                                  2006            2005            2006             2005
                                              ------------    ------------    ------------     ------------
Reported net income                           $      3,049    $      3,854    $     10,635     $     11,622

Adjustments:
     Commercial loan prepayment
       premium                                           0               0          (2,688)               0
     Prepayment penalty on FHLB
       advances                                          0               0           1,351                0
     Acceleration of depreciation on branch
       automation system software                        0               0             372                0
     Increase in obligation under certain
       long-term benefit plans                           0               0             259                0
     Net tax effect                                      0               0             247                0
                                              ------------    ------------    ------------     ------------
     Adjustments, net of taxes                           0               0            (459)               0

                                              ------------    ------------    ------------     ------------
"Adjusted" net income                         $      3,049    $      3,854    $     10,176     $     11,622
                                              ============    ============    ============     ============

Weighted avg. no. of diluted common shares      13,349,234      13,959,738      13,520,805       14,099,360
Diluted earnings per common share             $       0.23    $       0.28    $       0.75     $       0.82

Return on average common equity                       9.87%          12.44%          10.88%           12.68%

Return on average assets                              0.56%           0.78%           0.64%            0.79%

Non-interest exp. as a % of avg. assets               1.04%           1.24%           1.05%            1.25%
Efficiency ratio                                     54.27%          46.97%          51.51%           46.90%


                                                  PennFed Financial Services, Inc.
                                          (Holding Company for Penn Federal Savings Bank)
                                            Selected Consolidated Financial Information
                                          (dollars in thousands, except per share amounts)

                                                                                For the three months ended
                                                       ---------------------------------------------------------------------------
                                                         Mar. 31,        Dec. 31,       Sep. 30,        Jun. 30,        Mar. 31,
                                                           2006            2005           2005            2005            2005
                                                       ------------    ------------   ------------    ------------    ------------
Selected Operating Data:
   Interest and dividend income                        $     28,973    $     28,350   $     27,683    $     26,751    $     26,167
   Interest expense                                          19,762          18,715         17,491          16,290          15,300
                                                       ------------    ------------   ------------    ------------    ------------
        Net interest and dividend income                      9,211           9,635         10,192          10,461          10,867
   Provision for loan losses                                      0               0              0               0               0
                                                       ------------    ------------   ------------    ------------    ------------
   Net interest and dividend income
        after provision for loan losses                       9,211           9,635         10,192          10,461          10,867
   Non-interest income:
        Service charges                                         778             704          3,470             800             703
        Net gain (loss) from real estate operations              (3)              2             (3)             (1)              0
        Net gain on sales of loans                                0              21            122             128             172
        Income on BOLI                                          239             219            216             224             217
        Other                                                   201             153            181             146             152
                                                       ------------    ------------   ------------    ------------    ------------
        Total non-interest income                             1,215           1,099          3,986           1,297           1,244
   Non-interest expenses:
        Compensation & employee benefits                      3,134           3,067          3,259           2,856           3,135
        Net occupancy expense                                   664             594            585             578             643
        Equipment                                               530             538            971             546             516
        Advertising                                             168             165            134             170             155
        Amortization of intangible assets                         0               0              0               0             454
        Federal deposit insurance premium                        45              45             42              44              44
        Extinguishment of debt                                    0               0          1,351               0               0
        Other                                                 1,119             979          1,411           1,534           1,196
                                                       ------------    ------------   ------------    ------------    ------------
        Total non-interest expenses                           5,660           5,388          7,753           5,728           6,143
                                                       ------------    ------------   ------------    ------------    ------------
   Income before income taxes                                 4,766           5,346          6,425           6,030           5,968
   Income tax expense                                         1,717           1,892          2,293           2,158           2,114
                                                       ------------    ------------   ------------    ------------    ------------
   Net income                                          $      3,049    $      3,454   $      4,132    $      3,872    $      3,854
                                                       ============    ============   ============    ============    ============

   Weighted avg. no. of diluted common shares            13,349,234      13,509,140     13,700,349      13,742,337      13,959,738
   Diluted earnings per common share                   $       0.23    $       0.26   $       0.30    $       0.28    $       0.28

   Return on average common equity                             9.87%          11.09%         13.12%          12.50%          12.44%

   Return on average assets                                    0.56%           0.65%          0.79%           0.76%           0.78%

   Average total assets                                $  2,184,365    $  2,137,449   $  2,087,261    $  2,029,268    $  1,985,274

   Average earning assets                              $  2,111,183    $  2,066,915   $  2,017,484    $  1,959,481    $  1,913,274

   Yield on average interest-earning assets                    5.51%           5.46%          5.47%           5.46%           5.48%
   Cost of average interest-bearing liabilities                3.90%           3.70%          3.55%           3.44%           3.34%
                                                       ------------    ------------   ------------    ------------    ------------
   Net interest rate spread                                    1.61%           1.76%          1.92%           2.02%           2.14%
                                                       ============    ============   ============    ============    ============

   Net interest margin                                         1.74%           1.89%          2.05%           2.14%           2.26%

   Non-interest exp. as a % of avg. assets                     1.04%           1.01%          1.49%           1.13%           1.24%
   Efficiency ratio                                           54.27%          50.20%         54.67%          48.71%          46.97%

   Loan originations and purchases:
        One- to four-family mortgage loans             $     64,637    $     73,061   $    118,229    $    107,521    $     63,610
        Commercial and multi-family real estate loans         7,005          14,387          8,315           8,470           8,110
        Consumer loans                                       36,791          27,996         30,470          29,301          23,681
                                                       ------------    ------------   ------------    ------------    ------------
        Total loan originations and purchases          $    108,433    $    115,444   $    157,014    $    145,292    $     95,401
                                                       ============    ============   ============    ============    ============

                                               PennFed Financial Services, Inc.
                                       (Holding Company for Penn Federal Savings Bank)
                                         Selected Consolidated Financial Information
                                       (dollars in thousands, except per share amounts)


                                              CALCULATION OF ADJUSTED NET INCOME
                                              ----------------------------------

                                                                       For the three months ended
                                              ------------------------------------------------------------------------------
                                                Mar. 31,        Dec. 31,        Sep. 30,         Jun. 30,         Mar. 31,
                                                  2006            2005            2005             2005             2005
                                              ------------    ------------    ------------     ------------     ------------
Reported net income                           $      3,049    $      3,454    $      4,132     $      3,872     $      3,854

Adjustments:
     Commercial loan prepayment
       premium                                           0               0          (2,688)               0                0
     Prepayment penalty on FHLB
       advances                                          0               0           1,351                0                0
     Acceleration of depreciation on branch
       automation system software                        0               0             372                0                0
     Increase in obligation under certain
       long-term benefit plans                           0               0             259                0                0
     Additional Sarbanes Oxley
       compliance costs                                  0               0               0              208                0
     Net tax effect                                      0               0             247              (73)               0
                                              ------------    ------------    ------------     ------------     ------------
     Adjustments, net of taxes                           0               0            (459)             135                0

                                              ------------    ------------    ------------     ------------     ------------
"Adjusted" net income                         $      3,049    $      3,454    $      3,673     $      4,007     $      3,854
                                              ============    ============    ============     ============     ============

Weighted avg. no. of diluted common shares      13,349,234      13,509,140      13,700,349       13,742,337       13,959,738
Diluted earnings per common share             $       0.23    $       0.26    $       0.27     $       0.29     $       0.28

Return on average common equity                       9.87%          11.09%          11.66%           12.93%           12.44%

Return on average assets                              0.56%           0.65%           0.70%            0.79%            0.78%

Non-interest exp. as a % of avg. assets               1.04%           1.01%           1.11%            1.09%            1.24%
Efficiency ratio                                     54.27%          50.20%          50.21%           46.94%           46.97%
